                                                                  Exhibit 99.B11



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                         ARTHUR ANDERSEN LLP

                                         /s/ ARTHUR ANDERSEN LLP
                                         __________________________

Houston, Texas
April 28, 2000

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